                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 4
                                ---------------



          THIS AMENDMENT NO. 4 (this "Agreement") is entered into as of December 22, 1997 by and among ABC Rail Products Corporation ("Rail"), ABC Deco Inc. ("Deco"), American System Technologies, Inc. ("AST;" AST, Rail and Deco being the "Borrowers"), the financial institutions named on the signature pages hereto (collectively, the "Lenders") and American National Bank and Trust Company of Chicago, as agent for the Lenders (the "Agent").

                                    RECITALS
                                    --------

          A. The Agent, the Lenders and the Borrowers have entered into a Second Amended and Restated Loan and Security Agreement dated as of January 31, 1997 (as heretofore amended, supplemented or otherwise modified, the "Loan Agreement").

          B. The Borrowers desire that Rail issue subordinated indebtedness in an aggregate principal amount of up to $25,000,000 (the "Subordinated Debt").

          C. In order to permit the issuance of the Subordinated Debt, the Borrowers have requested that the Agent and the Lenders agree to amend the Loan Agreement pursuant to the terms and subject to the conditions hereof.

          D. The Agent and the Lenders are willing to enter into this Agreement, but only on the terms and subject to the conditions set forth below.

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Terms defined in the Loan Agreement which are used herein shall have the same meaning as are set forth in the Loan Agreement for such terms unless otherwise defined herein.

          2.   Amendments.  Subject to Section 3 below:

               (a) The following definition set forth in Subsection 1.1 is hereby amended and restated as follows:

                    "Final Termination Date" shall mean the earlier of (a) March 31, 2005, and (b) the date that is ninety-one (91) days prior to the earliest stated maturity of any Subordinated Notes.

               (b) Subsection 1.1 is hereby further amended by adding thereto (after the definition of Applicable LIBOR Margin) the following:

                    "'Approved Officer's Certificates' shall mean, collectively, the certificates attached to this Agreement as Exhibits J-1 and J-2."

               (c) Subsection 8.2(viii) is hereby amended by deleting reference therein to "$50,000,000" and inserting in lieu thereof: "$75,000,000."

               (d) The last sentence of Subsection 8.17 is hereby amended and restated as follows: "Rail shall not, without the prior written consent of the Required Lenders: (X) consent or otherwise agree to any amendment, supplement or other modification to any Subordinated Debt Document or (Y) execute or deliver any "Officer's Certificate" (as defined in the Subordinated Debt Indenture) pursuant to Section 301 of the Subordinated Debt Indenture or otherwise establish the terms of any "Securities" (as defined in the Subordinated Debt Indenture) under the Subordinated Debt Indenture other than the Approved Officer's Certificates.

               (e) The Loan Agreement is further amended by adding immediately after Exhibit J thereto an Exhibit J-1 and an Exhibit J-2 in the form of Exhibit J-1 and Exhibit J-2 hereto, respectively.

          3. Conditions. The terms of Section 2 above shall become effective only when each of the following conditions have been completely satisfied as determined by the Agent in its sole discretion (the date of such satisfaction being hereinafter referred to as the "Effective Date"):

               (a) Documents. The Agent shall have received each of the following agreements, instruments and other documents, in each case in form and substance acceptable to the Agent:

                    (i) eight (8) copies of this Agreement duly executed and delivered by each of the Borrowers and the Required Lenders;

                    (ii) eight (8) copies of a Reaffirmation Agreement duly executed and delivered by each of the Borrowers and certain of their affiliates in the form of Exhibit A attached hereto;

                    (iii) eight (8) copies of a certificate duly executed and delivered by the chief financial officer of each Borrower as to (1) all representations and warranties of each Borrower in the Loan Agreement (both immediately before and after giving effect to this Agreement and the issuance of the Subordinated Debt (collectively, the "Contemplated Transactions") being true and complete, (2) the absence of any Default or Event of Default (both immediately before and after giving effect to the

          Contemplated Transactions), and (3) with respect to Rail only, the Subordinated Debt Documents being in full force and effect and being in the form attached to such certificate;

                    (iv) eight (8) copies of a certificate duly executed by the corporate secretary of each Borrower as to: (1) the resolutions adopted by its Board of Directors (and, if necessary, its shareholders) authorizing the execution, delivery and performance of this Agreement and the other agreements and instruments contemplated hereby and thereby, (2) the incumbency, names and signatures of the officers of such Borrower who are duly authorized to execute and deliver the foregoing items, and (3) the Charter and By-Laws of each such Borrower;

                    (v) certificates of good standing as to each Borrower issued by the appropriate state office(s) in the jurisdiction of such Borrower's incorporation, dated as of a date within five (5) days prior to the Effective Date;

                    (vi) eight (8) copies of an opinion of Jones, Day, Reavis & Pogue, special counsel to the Borrower ("Jones Day"), in the form of Exhibit B attached hereto;

                    (vii) eight (8) copies of a reliance letter of Jones Day which provides, in effect, that the Agent and the Lenders (including the Issuing Bank) may fully rely on the opinion letter or letters (as the case may be) rendered by Jones Day in connection with the issuance of the Subordinated Debt; and

                    (viii) such other documents, certificates, agreements, opinions and items as the Agent may request in connection with the Contemplated Transactions.

               (b) Subordinated Debt. All indentures, agreements, instruments and documents relating to the Subordinated Debt (the "Subordinated Debt Documents") shall, in all respects be satisfactory in form and substance to the Agent and the Lenders, as determined in their sole and absolute discretion; such Subordinated Debt Documents shall be in full force and effect, and no default (or event which with the passage of time, giving of notice or both would constitute a default) shall exist thereunder; and Rail shall have concurrently received not less than $24,125,000 net cash proceeds from the issuance of the Subordinated Debt.

               (c) Representations and Warranties; No Default. As of the Effective Date, the representations and warranties contained herein and in the Loan Agreement (both immediately before and after giving effect to the Contemplated Transactions) shall be true and complete, and no Default or Event of Default shall exist.

               (d) Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be in form and substance satisfactory to the Agent and the Required Lenders, as determined in their sole and absolute discretion.

          4.   Representations, Warranties and Agreements of the Borrowers.

               (a) Each of the Borrowers represents and warrants that: (1) the execution and delivery by such Borrower of this Agreement and the agreements and instruments contemplated hereby and the performance of each Borrower's obligations hereunder and thereunder: (i) are within the corporate powers of each Borrower; (ii) are duly authorized by the Board of Directors of each Borrower, and, if necessary, the stockholders of each Borrower; (iii) are not in contravention of the terms of the Charter or By-Laws of either Borrower, or of any contract, instrument, indenture or other agreement or undertaking to which either Borrower is a party or by which either Borrower or any of its property is bound or any judgment, decree or order applicable to either Borrower; (iv) do not require any governmental consent, registration or approval or any filing with or notice to any governmental entity or agency; (v) do not contravene any governmental restriction binding upon either Borrower; and (vi) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of either Borrower under any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which either Borrower is a party or by which it or any of its property may be bound or affected; (2) this Agreement has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as limited by general principles of equity; (3) the Loan Agreement, after giving effect hereto, constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles; and (4) as of the date hereof, and as of the Effective Date (both immediately before and after giving effect to the Contemplated Transactions), there exists no Default or Event of Default.

               (b) Each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and all other Financing Agreements. Each of the Borrowers hereby agrees that all covenants, representations and warranties made in the Loan Agreement and all other Financing Agreements shall be deemed to have been remade as of the date hereof and the Effective Date.

          5.   Reference to the Effect on the Loan Agreement.

               (a) On and after the Effective Date, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and (ii) each reference to the Loan Agreement in all other Financing Agreements shall mean and be a reference to the Loan Agreement, as amended hereby.

               (b) Except as specifically amended above, the Loan Agreement, and all other Financing Agreements and other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of, or consent to and departure from, any provision of the Loan Agreement, any other Financing Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          6. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (without giving effect to conflicts of law principles) of the State of Illinois.

          7. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          8. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery by any party of an executed counterpart hereof by telecopy of similar facsimile transmission shall constitute valid and effective delivery hereof by such party.

          9. Termination. This Agreement shall cease to be of any effect if the Effective Date has not occurred on or before December 31, 1997.

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                              ABC RAIL PRODUCTS CORPORATION

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________
                                  EXECUTIVE VICE-PRESIDENT--ADMINISTRATION
                                  AND BUSINESS DEVELOPMENT
                              Title:______________________________________

                              ABC DECO INC.

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________

                              Title:______________________________________

                              AMERICAN SYSTEMS TECHNOLOGIES, INC.

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________

                              Title:______________________________________

                              AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF CHICAGO, individually and as
                              Agent

                                  /s/ DENNIS E. HARRISON
                              By:_________________________________________
                                     SENIOR VICE PRESIDENT
                              Title:______________________________________

                              BTM CAPITAL CORPORATION

                                  /s/ WILLIAM R. YORK, JR.
                              By:_________________________________________
                                     Senior Vice President
                              Title:______________________________________

                              LASALLE NATIONAL BANK

                                  /s/ TERRI MAURER
                              By:_________________________________________
                                     VICE PRESIDENT
                              Title:______________________________________

                              NATIONS BANK OF TEXAS, N.A.

                                  /s/ JAMES BERKEMEIER
                              By:_________________________________________
                                     VICE PRESIDENT
                              Title:______________________________________

                              MELLON BANK, N.A.

                                  /s/ JEFFREY G. SAPERSTEIN
                              By:_________________________________________
                                     ASSISTANT VICE PRESIDENT
                              Title:______________________________________

                                                                       EXHIBIT A
                                                                       ---------



                                 See Attached.

                            REAFFIRMATION AGREEMENT
                            -----------------------


          This Reaffirmation Agreement ("Reaffirmation") is made as of December 23, 1997 by each of the undersigned (collectively, the "Undersigned") in favor of American National Bank and Trust Company of Chicago, as Agent.


                                    RECITALS
                                    --------


          A. The Undersigned are parties to one or more Financing Agreements (as defined in the Loan Agreement referenced below) in connection with that certain Second Amended and Restated Loan and Security Agreement dated as of January 31, 1997 (as amended, supplemented or otherwise modified, the "Loan Agreement"; terms defined in the Loan Agreement have the same meaning herein unless otherwise defined).

          B. The Undersigned desire that the Agent and the Lenders enter into that certain Amendment No. 4 dated as of December 22, 1997 among the Agent, the Borrowers and the Lenders (the "Amendment").

          C. The Agent and the Lenders are willing to enter into the Amendment only if, among other things, the Undersigned execute and deliver this Reaffirmation.

          NOW, THEREFORE, in consideration of the facts recited above, to induce the Agent and the Lenders to enter into the Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Undersigned each agree as follows:

          1. The Undersigned each hereby ratify and reaffirm all of their respective obligations and liabilities arising under, or relating to, each Financing Agreement to which it is a party, in each case, after giving effect to the Amendment, and each of the Undersigned further agree that each Financing Agreement to which it is a party shall remain in full force and effect in accordance with its terms, after giving effect to the Amendment.

          2. Without limiting the foregoing, the term "Loan Agreement" and each similar reference to the Loan Agreement as used in each Financing Agreement shall mean and include the Loan Agreement as amended by the Amendment.

          3. The execution, delivery and effectiveness of the Amendment and the agreements and instruments contemplated thereby shall not diminish, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under any Financing Agreement except to the extent of the waivers expressly set forth in the Amendment.

          4.   Notice of acceptance hereof is hereby waived by the Undersigned.

          IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered as of the date first above written.

                              ABC RAIL PRODUCTS CORPORATION

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________

                              Title:______________________________________

                              ABC RAIL PRODUCTS CHINA INVESTMENT
                              CORPORATION

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________

                              Title:______________________________________

                              ABC RAIL BRAKE SHOE HOLDINGS, INC.

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________

                              Title:______________________________________

                              ABC DECO INC.

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________

                              Title:______________________________________

                              AMERICAN SYSTEMS TECHNOLOGIES, INC.

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________

                              Title:______________________________________

                              UNITED RAILWAY SIGNAL GROUP, INC.

                                  /s/ D. CHISHOLM MACDONALD
                              By:_________________________________________

                              Title:______________________________________